SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 13, 2006

                           NEWKIRK REALTY TRUST, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                     1-32662                  20-3164488
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Amendment to Merger Agreement

On October 13, 2006, Newkirk Realty Trust, Inc. ("NRT") and Lexington Corporate Properties Trust, a Maryland real estate investment trust ("Lexington"), entered into Amendment No. 2 ("Amendment No. 2") to the Agreement and Plan of Merger dated as of July 23, 2006 (the "Merger Agreement"). Amendment No. 2 (i) clarifies that the holders of common partnership units in Lexington's operating subsidiaries will receive the same special distribution of $0.17 per share payable by Lexington to its common shareholders prior to the closing of the merger if declared and paid by Lexington and (ii) provides for a closing date at the end of December 2006 (unless the parties agree to accelerate the closing date) notwithstanding the approval of the Merger Agreement by shareholders of both companies and the satisfaction of the other closing conditions on an earlier date (the "Satisfaction Date"). In addition, all representations and warranties will only have to be satisfied as of the Satisfaction Date. Shareholder meetings to approve the Merger Agreement are scheduled to be held on November 20, 2006. A copy of Amendment No. 2 is filed as Exhibit 2.1 hereto and is incorporated by reference into this report.

Additional Information about the Merger and Where to Find It

LXP and NRT have filed a joint proxy statement/prospectus (registration no. 333-137296) and other documents regarding the proposed merger described in this Current Report with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about LXP and NRT and the proposed merger. A definitive proxy statement/prospectus will be sent to security holders of LXP and NRT seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus (when available) and other documents filed by LXP and NRT with the SEC at the SEC's web site at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of cost by directing a request to Newkirk Realty Trust, Inc., P.O. Box 9507, Boston, Massachusetts 02114, Telephone: (617) 570-4680, Attention: Beverly Bergman.

LXP and NRT and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LXP and stockholders of NRT in connection with the merger. Information about NRT and LXP and their respective directors and officers can be found in LXP's and NRT's respective Annual Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification

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under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of
Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

          2.1 Amendment No. 2 to Agreement and Plan of Merger dated September 11 23, 2006, by and among Newkirk Realty Trust and Lexington Corporate Properties Trust.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of October, 2006.

                                            NEWKIRK REALTY TRUST, INC.


                                            By: /s/ Peter Braverman
                                                -------------------
                                                Peter Braverman
                                                President

                                  Exhibit Index


          2.1 Amendment No. 2 to Agreement and Plan of Merger dated September 11 23, 2006, by and among Newkirk Realty Trust and Lexington Corporate Properties Trust.